                                                                EXHIBIT 10(j)(i)

       SUMMARY OF EXTENSION OF THE EXCESS COVERAGE DIRECTORS AND OFFICERS
             LIABILITY INSURANCE POLICY NO. 483-73-56 (THE "POLICY")

The Policy has been extended to August 11, 1999. The annual premium for the period August 11, 1998 to August 11, 1999 is $90,000.